EXHIBIT 99.1
                                                                    ------------


                           EXPLANATION TO RESPONSES:



(1) The Series A Convertible Preferred Stock converts into NewStar Financial, Inc. common stock, par value $0.01 per share, on a one-for 2.2760 basis upon the consummation of the initial public offering and has no expiration date.

(2) Represents securities of the Issuer held directly by Capital Z Financial Services Fund II, LP ("Capital Z") and Capital Z Financial Services Private Fund II, L.P. ("Capital Z Private Fund"). The sole general partner of Capital Z and Capital Z Private Fund is Capital Z Partners, L.P. ("Capital Z L.P."), and the sole general partner of Capital Z L.P. is Capital Z Partners, Ltd. ("Capital Z Ltd."). By reason of the provisions of Rule 16a-1 of the Securities Exchange Act of 1934 (the "Exchange Act"), Capital Z L.P. and Capital Z Ltd. may be deemed to be the beneficial owners of the securities held by Capital Z and Capital Z Private Fund, although Capital Z L.P. and Capital Z Ltd. disclaim beneficial ownership of such securities except to the extent of any indirect pecuniary interest therein (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities beneficially owned by Capital Z and Capital Z Private Fund.

                             Joint Filer Information



NAME:             Capital Z Financial Services Private Fund II, L.P.

ADDRESS:          230 Park Avenue South
                  New York, NY  10003

DESIGNATED FILER:  Capital Z Financial Services Fund II, L.P.

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  NewStar Financial, Inc (NEWS)

DATE OF EVENT REQUIRING STATEMENT:  December 13, 2006

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
                By:  Capital Z Partners, L.P., its General Partner
                By:  Capital Z Partners, Ltd., its General Partner


                By: /s/ Craig Fisher
                    -----------------------------
                     Craig Fisher
                     General Counsel


Dated: December 13, 2006

                             Joint Filer Information



NAME:             Capital Z Partners, L.P.

ADDRESS:          230 Park Avenue South
                  New York, NY  10003

DESIGNATED FILER:  Capital Z Financial Services Fund II, L.P.

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  NewStar Financial, Inc (NEWS)

DATE OF EVENT REQUIRING STATEMENT:  December 13, 2006

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      CAPITAL Z PARTNERS, L.P.
                By:  Capital Z Partners, Ltd., its General Partner


                By: /s/ Craig Fisher
                    -----------------------------
                     Craig Fisher
                     General Counsel


Dated: December 13, 2006

                             Joint Filer Information



NAME:             Capital Z Partners, Ltd.

ADDRESS:          230 Park Avenue South
                  New York, NY  10003
DESIGNATED FILER:  Capital Z Financial Services Fund II, L.P.

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  NewStar Financial, Inc (NEWS)

DATE OF EVENT REQUIRING STATEMENT:  December 13, 2006

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      CAPITAL Z PARTNERS, LTD.


                By: /s/ Craig Fisher
                    -----------------------------
                     Craig Fisher
                     General Counsel


Dated: December 13, 2006